UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 2, 2011

CHINA MEDIAEXPRESS HOLDING, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33746	20-8951489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22/F Wuyi Building, 33 Dongjie Street, Fuzhou, China 350009	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   +86 591 38377988

_______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 2, 2011, China MediaExpress Holdings, Inc. (the “Company”) issued a press release announcing that the Audit Committee of the Board of Directors of the Company has retained law firm DLA Piper to assist in its investigation of concerns raised by Deloitte Touche Tohmatsu (“DTT”) when it resigned as the Company’s registered independent accounting firm on March 11, 2011.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release dated May 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDIAEXPRESS HOLDINGS, INC.

Date: May 2, 2011	By:	/s/ Zheng Cheng
Name: Zheng Cheng
Title: Chief Executive Officer